Subsequent Events	9 Months Ended
Sep. 30, 2016
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS

In October 2016, Golar Power approved taking a Final Investment Decision, or FID, on the Sergipe project thereby enabling CELSE to enter into a lump-sum turn key EPC agreement with General Electric to build, maintain and operate a combined cycle, gas fired, power plant with installed capacity of 1,515.6 megawatts located in the State of Sergipe in Brazil. The contract provides for the payment of a fixed sum for delivery by the contractor, which lays financial risk with the contractor. The scope of the work includes bringing the power plant to operational status. In November 2016, CELSE signed a long-term LNG sale and purchase agreement with Ocean LNG Limited for the supply of 1.3 million tons per annum of LNG to CELSE, on an Ex-Ship basis starting in 2020. Ocean LNG Limited is a joint venture company owned by an affiliate of Qatar Petroleum and an affiliate of ExxonMobil. CELSE will use the LNG to feed the Sergipe project. In addition, Golar Power has also recently increased its ownership in the Sergipe project from 25% to 50% by acquiring additional interests in CELSE (see note 1).

On October 21, 2016 we drew down an additional $50 million in connection with the GoFLNG Hilli facility entered into in September 2015. To date we have drawn down $250 million under this facility.

In November 2016, we declared a dividend of $0.05 per share in respect of the quarter ended September 30, 2016 to holders of record on December 14, 2016, which was paid on January 6, 2017.

On October 14, 2016, we entered into an agreement with Golar Partners to exchange all of the existing incentive distribution rights ("Old IDRs") for the issuance of (i) a new class of incentive distributions rights ("New IDRs"), an aggregate of 2,994,364 common units and 61,109 general partner units on the closing date of the exchange and; (ii) an aggregate of up to 748,592 additional common units and up to 15,278 general partner units ("Earn-Out Units"). The Earn-Out Units represent an aggregate of 20% of the total units to be issued in connection with the transaction. The number of Earn-Out Units that will be issued is dependent on the contributions made by Golar Partners for the quarters ending December 31, 2016 through to September 30, 2018. The new IDRs provide for distribution "splits" between the IDR holders and the holders of common units equal to those applicable to the Old IDRs, which have been cancelled. However, the New IDRs provide for higher target distribution levels before distributions are payable with respect to the New IDRs, including an increase of the minimum quarterly distributions from $0.3850 to $0.5775 per common unit, effective with respect to the distribution for the quarter ended December 31, 2016.

The following table compares the target distribution levels and distribution splits between the General Partner and the holders of common units under the Old IDRs and under the New IDRs:

	Old IDRs (Cancelled)				New IDRs
	Total Quarterly Distribution Target Amount	Marginal Percentage Interest in Distributions			Total Quarterly Distribution Target Amount	Marginal Percentage Interest in Distributions
		Common Unitholders	General Partner	IDR Holders		Common Unitholders	General Partner	IDR Holders
Minimum Quarterly Distribution	$0.3850	98%	2%	0%	$0.5775	No Change
First Target Distribution	Up to $0.4428	98%	2%	0%	Up to $0.6641
Second Target Distribution	Above $0.4428 up to $0.4813	85%	2%	13%	Above $0.6641 up to $0.7219
Third Target Distribution	Above $0.4813 up to $0.5775	75%	2%	23%	Above $0.7219 up to $0.8663
Thereafter	Above $0.5775	50%	2%	48%	Above $0.8663

On November 18, 2016 we closed a registered offering of 7,475,000 shares of our common stock. This raised proceeds, net of the Underwriters discount and offering fees, of approximately $170 million.

In November 2016, our Board authorized the issuance of an aggregate of 1,499,650 options to purchase shares to all employees of the Company and its subsidiaries under the Company's existing share option scheme. The issued options have a strike price of $23.50 per share, which was consistent with the public sale price of the Company's common shares in the offering stated above. The strike price will be adjusted for each time the Company pays dividends. One third of recipients' allotted options will vest on November 15, 2017, the second third will vest one year later and the final third will vest on November 15, 2019. The option period is five years.

In November 2016 OneLNGSM and Ophir Holdings & Ventures Ltd., or Ophir, signed a shareholders' agreement to establish a joint operating company, or JOC, to develop a 2.6 trillion cubic feet gas concession offshore Equatorial Guinea. Pursuant to the terms of the Shareholders’ Agreement, OneLNG S.A. and Ophir will acquire 66.2% and 33.8%, respectively, of the shares in the JOC, and each party will have economic interests in the JOC generally consistent with their equity interests. The effectiveness of the Shareholders’ Agreement and the issuance of the shares is subject to certain conditions precedent, including agreement of final project terms and documentation, execution of documentation for approximately $1.2 billion of project debt financing with respect to the conversion of the Gandria to an FLNG, approval by the government of Equatorial Guinea, and final investment decision by each of OneLNG S.A. and Ophir. In connection with the formation of the JOC, we will contribute the Gandria for conversion to an FLNG and certain intellectual property and Ophir will contribute Ophir’s share of Equatorial Guinea’s Block R license, projected to be equivalent to approximately 2.2-2.5 million tons per annum of LNG over 15-20 years. As well as owning the Gandria FLNG and the Block R license, the JOC will facilitate the financing, construction, development and operation of both the upstream and midstream components of this integrated project, which is expected to cost $2 billion to reach first gas. First gas is expected to be produced from the gas concession during the first half of 2020. Control and management of the JOC will be jointly shared in accordance with the terms of the shareholders’ agreement.

In November 2016 we received a commitment from Citibank N.A. to finance up to $150.0 million of the amounts outstanding under the March 2017 maturing convertible bond through a new term loan credit facility. This facility should have a term of three years, an interest rate of LIBOR plus 3.95% and be secured by our Golar Partners common units and their associated distributions, and in certain cases, cash or cash equivalents. The facility will be available for a single drawdown up to the maturity date of the convertible bond. The facility remains subject to execution of operative documents, customary for a facility of this nature.